SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  April 8, 2004
                Date of Report (Date of earliest event reported)

                           HEARTLAND BANCSHARES, INC.
               (Exact name of issuer as specified in its charter)

             Indiana               333-32245              35-2017085
            (State or other   (Commission File Number)    (IRS Employer
            jurisdiction of                               Identification Number)
            incorporation)


            420 North Morton Street                        46131
            Franklin, Indiana                              (Zip Code)
            (Address of principal
            executive offices)



          Issuer's telephone number, including area code (317) 738-3915


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Item 5.       Other Events and Regulation FD disclosure
      Heartland Bancshares, Inc. (the "Corporation") on April 8, 2004, announced the termination of the May 2002 order of the Federal Deposit Insurance Corporation and the Indiana Department of Financial Institutions of which the Corporation's subsidiary bank was the subject, conditioned upon the bank subsidiary's compliance with certain stipulations. The text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements And Exhibits

(a)   Financial statements of businesses acquired
            Not applicable
(b)   Pro forma financial information
            Not applicable
(c)   Exhibits
            Exhibit 99.1 Press release issued by the Company on April 8, 2004 announcing the termination of the May 2002 regulatory order.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           HEARTLAND BANCSHARES, INC.

                            By: /s/ Steven L. Bechman
                               Steven L. Bechman,
                               Chief Executive Officer and President



                               Dated: April 8, 2004

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
99.1                       Press release issued by the Company on April 8, 2004
                           announcing the termination of the May 2002 regulatory order